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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 26, 1999, included in Amendment No. 2 to the Proxy Statement of Quantum Corporation that are made a part of the Registration Statement (Form S-4 No. 333-75153) and Prospectus of Quantum Corporation for the registration shares of its DSSG and HDDG common stock.

                                          /s/ Ernst & Young LLP

Palo Alto, California

June 9, 1999